UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 14, 2019

COUSINS PROPERTIES INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-11312	58-0869052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 Peachtree Road NE, Suite 1800 Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip code)

(404) 407-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	CUZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

On June 19, 2019, Cousins Properties Incorporated and its operating partnership Cousins Properties LP (collectively, the “Company”), issued and sold an aggregate principal amount of $650 million of senior unsecured notes (the “Notes”) in a private placement pursuant to a First Supplement, dated as of June 12, 2019 (the “First Supplement”), among the Company and certain purchasers to the Master Note Purchase Agreement, dated as of April 19, 2017 (as supplemented by the First Supplement, the “Purchase Agreement”), among the Company and certain purchasers.

On June 14, 2019, the Company notified the purchasers of its intention to sell the Notes pursuant to the terms and condition of the Purchase Agreement.  The Notes were issued in three tranches, as described below, and are unsecured obligations of the Company.  Certain of the Company’s subsidiaries have guaranteed the payment in full of the principal, interest and other amounts due under the Notes, when and as the same shall be due and payable, pursuant to a Guaranty Agreement, dated as of April 19, 2017 (as amended, modified or supplemented from time to time, the “Guaranty Agreement”).  The proceeds from the sale of the Notes were used to repay outstanding loans under the Company’s existing senior unsecured revolving line of credit (the “Credit Facility”).  The Credit Facility was previously used to repay certain outstanding debt of TIER REIT, Inc., a Maryland corporation (“TIER”), and its subsidiaries in connection with the previously announced completion of the merger with TIER.

Details of the Notes are as follows:

Series	Aggregate Principal Amount (in millions)	Interest Rate	Maturity Date
Unsecured Senior Notes, Tranche A	$125	3.78%	July 6, 2027
Unsecured Senior Notes, Tranche B	$250	3.86%	July 6, 2028
Unsecured Senior Notes, Tranche C	$275	3.95%	July 6, 2029

The Notes are payable in full together with accrued and unpaid interest at their specified maturities or are payable in whole or in part on such earlier dates as may be required or permitted by the terms of the Purchase Agreement and the Notes.  Interest on the Notes will accrue from June 19, 2019 and is payable semi-annually, beginning on January 6, 2020.  Depending on the circumstances, a make-whole payment may be required if the Notes are paid prior to maturity.

The Purchase Agreement contains customary representations, warranties and covenants, including leverage limitations and requirements consistent with the covenants, limitations and interest coverage requirements under the Company’s Credit Facility.  The Purchase Agreement also contains customary events of default, which include payment and other covenant defaults, breaches of representations and warranties, certain defaults in respect of other material indebtedness and certain Employment Retirement Income Security Act defaults and failures to pay money judgments.  Upon the occurrence of any of these events, the Company’s payment obligations under the Notes could be accelerated.

The above summary of certain terms and conditions of the Purchase Agreement, the Guaranty Agreement and the Notes does not purport to be a complete discussion of those agreements or related documents and is qualified in its entirety by reference to the Purchase Agreement, the Guaranty Agreement and the Notes, copies of which will be filed with the Cousins Properties Incorporated’s quarterly report on Form 10-Q for the quarter ending June 30, 2019.

The placement agents engaged by the Company, together with their affiliates, are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the placement agents and purchasers and/or their affiliates have, from time to time, performed, or may in the future perform, various financial advisory and investment banking services for the Company, for which they received or will receive customary fees and expenses. Certain of the placement agents and purchasers and/or their affiliates are also tenants or joint venture partners of the Company.

The above descriptions of the Purchase Agreement, the Guaranty Agreement and the Notes have been included to provide investors and security holders with information regarding the terms of such documents.  They are not intended to provide any other factual information about the Company or its subsidiaries or affiliates or equity holders.  The representations, warranties and covenants contained in such documents were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to such documents, as applicable; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors.  Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Company or any of its subsidiaries, affiliates, businesses, or equity holders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of such documents, as applicable, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should evaluate the representations, warranties and covenants in any such documents not in isolation but only in conjunction with the other information about the Company that Cousins Properties Incorporated includes in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission.

Item 2.03.                                        Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUSINS PROPERTIES INCORPORATED

Date: June 20, 2019	By:	/s/ Pamela Roper
Name: Pamela Roper
Title: Executive Vice President and General Counsel